Supplement, dated March 19, 2024

to Prospectus and Statement of Additional Information dated May 1, 2019

Mutual of America Separate Account No. 3

Variable Universal Life Insurance Policies

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2019 (the “Prospectus”) and Statement of Additional Information dated May 1, 2019 (“SAI”) for the Variable Universal Life Insurance Policies (the “Policies”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 3 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

The following information replaces the first paragraph in the “Cost of Insurance Charges” subsection of the “Charges and Deductions You Will Pay” section of your Prospectus:

CHARGES AND DEDUCTIONS YOU WILL PAY

Cost of Insurance Charges

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. We deduct this charge from your Account Value on a pro rata basis across all investments in the General Account and Subaccounts, as applicable. The amount we deduct is equal to:

The following information replaces the “Monthly Deductions” subsection of the “Additional Information About Charges” section of your SAI:

ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee on a pro rata basis from your Account Value across all investments in our General Account and Subaccounts, as applicable.

This Supplement Should Be Retained With Your Prospectus For Future Reference.